EXHIBIT 10.2


               ASSUMPTION, RATIFICATION AND AMENDMENT AGREEMENT


     This ASSUMPTION, RATIFICATION AND AMENDMENT AGREEMENT (this "Agreement") dated as of May 16, 2002, is made and entered into by and among Performance Interconnect Corp., a Texas corporation, ("PI"). Performance Interconnect Corp. of North. Texas, Inc., a Texas corporation ("PINT"), North Texas
 PC Dynamics Inc., a Texas corporation ("NTPCD"), and Fidelity Funding Business Credit, Ltd. dba USA. Funding, Ltd., a Texas limited partnership ("Purchaser");

                              W I T NE S E T H;

      WHEREAS, PI and Purchaser are parties to that certain First Amended and Restated Purchase & Sale Agreement dated as of March 31, 1998 (as heretofore amended, the "Original Agreement");

      WHEREAS, pursuant to the terms and conditions of the Original Agreement, Purchase agreed to purchase accounts receivable of PI and made a term loan to PI, and PI granted a security interest in all of its personal property to secure its obligations to Purchaser;

      WHEREAS, PI has notified Purchaser that effective March 23, 2001, PI conveyed its machinery and equipment (subject to the 1iens and security interests of Purchaser) to NTPCD;

      WHEREAS, PI has further notified Purchaser that effective March 23, 2001, PI conveyed its accounts receivable and other remaining assets (subject to the liens and security interests of Purchaser to PINT; and

      WHEREAS, it is a condition to Purchaser consenting to the transfers described above that PI, PINT and NTPCD enter into this Agreement for the purposes set forth herein;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

      1. Assumption of Obligations; Joinder. PINT and NTPCD hereby irrevocably and unconditionally agree that they are jointly and severally liable with PI for the payment and performance of all indebtedness, liabilities, duties, responsibilities and obligations of each of PI, PINT and NTPCD arising out of or pursuant to the Original Agreement. PINT and NTPCD each agree to be bound by the provisions of the Original Agreement, as hereby amended.

      2.   Amendments to Original Agreement

           (a) Each reference to "Seller" in the Original Agreement shall be deemed to collectively refer to PI, PINT and NTPCD; provided that all obligations of Seller under the Original Agreement shall be deemed to be the joint and several obligations of each of PI, PINT and NTPCD.

           (b) The following subsection (f) is hereby added Section 2 to of the Original Agreement:

               "(f) On the date Seller executes and delivers an Assumption, Ratification and Amendment Agreement to Seller (the "Execution Date"), Seller shall pay to Purchaser a commitment fee equal to one percent (1 %) of the Commitment, which fee shall, be prorated for the period beginning on the Execution Date and ending on August 27, 2002. Seller further agrees to pay to Seller an annual commitment fee in the amount of one percent (1%) of the Commitment payable on August 28, 2002, and on each August 28 thereafter during the Term (as defined in paragraph 14). Seller hereby authorizes Purchaser to deduct each commitment fee from the purchase price for Eligible Accounts or to charge each commitment fee against the Reserve Accounts, as Purchaser elects at its sole discretion."

           (c) Section 4A of the Original Agreement is hereby deleted in its entirety. Each reference to an "Inventory Advance" in the Original Agreement is hereby deleted.

     3. Ratification of Documents. PI, PINT and NTPCD hereby ratify and confirm the Original Agreement, as amended hereby. PI acknowledges and confirms that the liens and security interests granted under the Original Agreement remain in full force and effect and are unimpaired by the transfers by PI to PINT and NTPCD and the transactions contemplated hereby.

     4. Collateral. In order to secure the payment of all indebtedness and obligations of Seller to Purchaser, whether presently existing or hereafter arising, each of PI, PINT and NTPCD hereby grants to Purchaser a security interest in and lien upon all of such person's right, title and interest in and to (a) the Reserve Accounts and all payments (if any) due or to become due to Seller from the Reserve Accounts; (b) all accounts (including all health care insurance receivables), contract rights, general intangibles, receivables and claims whether now existing or hereafter arising, all guaranties and security therefor and all, of such person's right title and interest in the goods purchased and represented thereby, if any, including all of such person's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (c) all inventory, wherever located and whether now or hereafter existing, (including but not limited to raw material and work in process, finished goods and materials used or consumed in the manufacture or production thereof goods in which, such person has an interest in mass or a joint or other interest or rights of any kind, and goods which are returned to or repossessed by such person) and all accessions thereto and, products thereof and documents therefor; (d) all furniture, fixtures, machinery and equipment, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (e) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and, supplier contracts, sales orders and purchasing records; (f) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all, applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill, associated therewith, in each case whether now or hereafter existing, and all rights and interest associated, with the foregoing; (g)  all  copyrights,  and all  copyrights  of  works  based  on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with, respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (h) all patents, patent applications, and patentable inventions, all continuations, divisions renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present, and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; and (i) all supporting obligations and proceeds of the foregoing (collectively, the "Collateral"). Each of PI, PINT and NTPCD agrees to comply with all appropriate laws in order to perfect Purchaser's security interest in and to the Collateral, to execute any additional documents as Purchaser may require, to deliver to Purchaser a list of all locations of its inventory and equipment and to obtain any landlord or mortgagee lien waivers that Purchaser may require. Each of PI, PINT and NTPCD hereby authorizes Purchaser to file any financing statements, continuations thereof, amendments thereto or additional documents as Purchaser may require to perfect its security interest in and to the Collateral. Each of PI, PINT and NTPCD shall provide written notice to Purchaser of any change in the locations at which it keeps its inventory and equipment at least 30 days prior to any such change.

      5. Effective Date. This Agreement shall become effective as of the date first above written when, and only when, Purchaser shall have received, at Purchaser's office, a counterpart of this Agreement executed and delivered by PI, PINT and NTPCD and a counterpart of each of the other documents, instruments and agreements listed on Exhibit A attached hereto, each duly authorized, executed and delivered, and in form and substance satisfactory to Purchaser.

      6.   Binding  Effect. This Agreement  shall be binding  upon and  shall
 inure  to  the  benefit   of  the  parties   hereto  and  their   respective
 representatives; successors and assigns.

      7. Counterparts: Definitions. This Agreement may be executed, in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Any capitalized terms used and not otherwise defined herein have the meanings given them in the Original Agreement.

      8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

 THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the date first above written.


                          PERFORMANCE INTERCONNECT CORP.

                          By: /s/ D Ronald Allen
                          ___________________________
                          Name:  D Ronald Allen
                          Title: President


                          NORTH TEXAS PC DYNAMICS, INC.

                          By: /s/ D Ronald Allen
                          ___________________________
                          Name:  D Ronald Allen
                          Title: President


                          PERFORMANCE INTERCONNECT CORP. OF NORTH
                          TEXAS, INC.

                          By: /s/ D Ronald Allen
                          ___________________________
                          Name:  D Ronald Allen
                          Title: President


                          FIDELITY FUNDING BUSINESS CREDIT LTD
                          dba USA FUNDING LTD.

                          By: /s/ James M. Kitchens
                          ___________________________
                          James M. Kitchens
                          President, FFBC, Inc.
                          General Partner